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                             VAN KAMPEN HARBOR FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        JULY 1, 2007 - DECEMBER 31, 2007

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
                                                                   AMOUNT OF      % OF
                                        OFFERING     TOTAL          SHARES      OFFERING   % OF FUNDS
 SECURITY         PURCHASE/   SIZE OF   PRICE OF   AMOUNT OF       PURCHASED    PURCHASED     TOTAL                      PURCHASED
PURCHASED        TRADE DATE  OFFERING    SHARES     OFFERING        BY FUND      BY FUND     ASSETS     BROKERS            FROM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Lehman
                                                                                                         Brothers,
Sunpower Corp.    07/25/07       --     $100.00      200,000,000    1,980,000     0.88%       0.62%        Credit      Credit Suisse
   0.75% due                                                                                              Suisse,
   8/1/2027                                                                                                Morgan
                                                                                                          Stanley,
                                                                                                          Deutsche
                                                                                                            Bank
                                                                                                         Securities
                                                                                                         and Cowen
                                                                                                        and Company.
                                                                                                          JPMorgan
                                                                                                         and Morgan
   Microchip      12/04/07       --     $100.00   $1,150,000,000   $3,350,000     0.29%       0.11%       Stanley        JPMorgan
  Technology                                                                                                            Securities
  Inc. 2.125%
due 12/15/2037
                                                                                                          Goldman,
                                                                                                          Sachs &
  Transocean      12/5/07        --     $100.00   $2,000,000,000   $1,500,000     0.68%       0.05%     Co., Lehman       Lehman
  Inc. 1.625%                                                                                              Brothers,       Brothers
due 12/15/2037                                                                                             Citi,
                                                                                                           Credit
                                                                                                          Suisse,
                                                                                                           Calyon
                                                                                                         Securities
                                                                                                        (USA) Inc.,
                                                                                                           Fortis
                                                                                                         Securities
                                                                                                            LLC,
                                                                                                         JPMorgan,
                                                                                                            UBS
                                                                                                         Investment
                                                                                                          Bank and
                                                                                                        Wells Fargo
                                                                                                         Securities
                                                                                                           Lehman
                                                                                                         Brothers,
  Washington      12/12/07       --    $1,000.00    3,000,000        18,200       0.11%       1.11%        Morgan         Lehman
  Mutual Inc.                                                                                             Stanley,       Brothers
  PFD 7.750%                                                                                               Credit
                                                                                                          Suisse,
                                                                                                          Goldman,
                                                                                                          Sachs &
                                                                                                            Co.,
                                                                                                          Barclays
                                                                                                          Capital,
                                                                                                           Citi,
                                                                                                          Deutsche
                                                                                                            Bank
                                                                                                        Securities,
                                                                                                         JPMorgan,
                                                                                                            RBS
                                                                                                         Greenwich
                                                                                                          Capital,
                                                                                                            UBS
                                                                                                         Investment
                                                                                                         Bank, BNY
                                                                                                          Capital
                                                                                                          Markets,
                                                                                                           Inc.,
                                                                                                          Cabrera
                                                                                                          Capital
                                                                                                          Markets,
                                                                                                        LLC, Keefe,
                                                                                                         Bruyetee &
                                                                                                           Woods,
                                                                                                         Ramirez &
                                                                                                         Co., Inc.
                                                                                                          and The
                                                                                                          Williams
                                                                                                          Capital
                                                                                                        Group, L.P.
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